UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014 (February 18, 2014)

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35568	20-4738467
Delaware	333-190916	20-4738347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

(480) 998-3478
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On February 18, 2014, Healthcare Trust of America, Inc. (NYSE: HTA) (“HTA”) issued a press release announcing its financial results for the quarter and year ended December 31, 2013. HTA also commenced distributing its Supplemental Operating and Financial Information for the quarter ended December 31, 2013. The press release and Supplemental Operating and Financial Information are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The press release and Supplemental Operating and Financial Information are also available on HTA’s website, free of charge, at www.htareit.com.
The information included in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is deemed “furnished” and not filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated February 18, 2014.

99.2	Supplemental Operating and Financial Information: Fourth Quarter 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
Date: February 18, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,
its General Partner

Date: February 18, 2014	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman